EXHIBIT 1
                             Joint Filing Agreement

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of IDT Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 25th day of March, 1999.

                                         /s/ Howard S. Jonas
                                         ------------------------------
                                         Howard S. Jonas

                                         /s/ Deborah Jonas
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                                         Deborah Jonas

                                         The Jonas Family Limited Partnership

                                         By:     /s/ Howard S. Jonas
                                            ------------------------------
                                             Name:    Howard S. Jonas
                                             Title:   General Partner

                                         Howard S. Jonas 1996 Annuity Trust

                                         By:     /s/ Howard S. Jonas
                                            ------------------------------
                                             Name:    Howard S. Jonas
                                             Title:   Trustee

                                         Howard S. Jonas 1998 Annuity Trust

                                         By:     /s/ Howard S. Jonas
                                            ------------------------------
                                             Name:    Howard S. Jonas
                                             Title:   Trustee

                                         The Jonas Foundation

                                         By:     /s/ Howard S. Jonas
                                            ------------------------------
                                             Name:    Howard S. Jonas
                                             Title:   Trustee

                                         The JTBC Foundation

                                         By:     /s/ Howard S. Jonas
                                            ------------------------------
                                             Name:    Howard S. Jonas
                                             Title:   Trustee